EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
NOTE 10 - EARNINGS PER SHARE

Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company, decreased with respect to net income or increased with respect to net loss by dividends declared on preferred stock by using the weighted-average number of common shares outstanding. The dilutive effect of incremental common shares potentially issuable under outstanding options, warrants and restricted shares is included in diluted earnings per share in 2017 and 2016 utilizing the treasury stock method. The computations of basic and diluted per share data were as follows:

	12/31/2017	12/31/2016
Numerator for Basic and Diluted Earnings Per Share:
Net (loss) income	$(6,209,768)	$(601,002)
Denominator for Basic Earnings Per Share:
Weighted Average Shares	12,780,813	12,564,824
Potentially Dilutive Common Shares	-	-
Adjusted Weighted Average Shares	12,780,813	12,564,824
Basic and Diluted Net (Loss) Income per Share	(0.49)	(0.05)

The following table summarized the potential shares of Common Stock that were excluded from the computation of diluted net loss per share for the years ended December 31, 2017 and 2016 as such shares would have had an anti-dilutive effect:

	2017	2016
Common Stock Warrants	38,824	-
Common Stock Options	16,240	80,741
Convertible Debt	622,142	-
Total	677,206	80,741